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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): December 27, 2002


           INDYMAC MBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-Through Certificates, Series 2002-P).

                                INDYMAC MBS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                  333-86514              95-4791925
  ----------------------------        -----------          ----------------
  (State or Other Jurisdiction        (Commission          (I.R.S. Employer
         of Incorporation)            File Number)        Identification No.)

      155 North Lake Avenue
       Pasadena, California                                     91101
       --------------------                                    --------
      (Address of Principal                                   (Zip Code)
        Executive Offices)

        Registrant's telephone number, including area code (800) 669-2300

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Item 5.     Other Events.
----        ------------

         On December 27, 2002, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-P (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
----       ------------------------------------------------------------------

    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of December 1, 2002, by and among the Company, IndyMac and the Trustee.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDYMAC MBS, INC.



                                        By:  /s/ Victor H. Woodworth
                                             -----------------------
                                             Victor H. Woodworth
                                             Vice President



Dated:  March 5, 2003

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                                 Exhibit Index
                                 -------------



Exhibit                                                                   Page

     99.1.  Pooling and Servicing Agreement, dated as of                    5
            December 1, 2002, by and among, the Company, IndyMac and the Trustee

                                 EXHIBIT 99.1

                 [insert pooling and servicing agreement here]


                                      5